Exhibit 10.8
Execution Version
AMENDMENT NO. 1
TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
          THIS AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of November 22, 2010, is entered into among GLADSTONE BUSINESS LOAN, LLC, as Borrower (the “Borrower”), GLADSTONE MANAGEMENT CORPORATION, as Servicer (the “Servicer”), KEYBANK, NATIONAL ASSOCIATION, BRANCH BANKING AND TRUST COMPANY (“BB&T”) and ING CAPITAL LLC (“ING”), as Lenders (collectively, the “Lenders”), KEY EQUIPMENT FINANCE INC. (“KEF”), BB&T and ING, as Managing Agents (in such capacity, collectively the “Managing Agents”) and KEF, as Administrative Agent (in such capacity, the “Administrative Agent”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the “Credit Agreement” referred to below.
PRELIMINARY STATEMENTS
          A. Reference is made to that certain Fourth Amended and Restated Credit Agreement dated as of March 15, 2010 by and among the Borrower, the Servicer, the Lenders, the Managing Agents and the Administrative Agent (as amended, modified, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”).
          B. The parties hereto have agreed to amend certain provisions of the Credit Agreement upon the terms and conditions set forth herein.
          NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
     SECTION 1. Amendment. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended as follows:
          (i) The proviso appearing after clause (b) of the definition of “Interest Rate” appearing in Section 1.1 of the Credit Agreement is amended and restated in its entirety to read as follows:
“provided, however, that in no event shall the Interest Rate be less than 1.50% plus the Applicable Margin.”
          (ii) The definition of “Minimum Earnings Shortfall Amount” appearing in Section 1.1 of the Credit Agreement is deleted in its entirety.
          (iii) Clause (xi) of Section 2.8(a) of the Credit Agreement is amended and restated in its entirety to read as follows: “ELEVENTH, [Reserved];”.

          (iv) Clause (v) of Section 2.8(c) of the Credit Agreement is amended and restated in its entirety to read as follows: “FIFTH, [Reserved];”.
     SECTION 2. Representations and Warranties. The Borrower and the Servicer each hereby represents and warrants to each of the other parties hereto, that:
          (a) this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms; and
          (b) on the date hereof, before and after giving effect to this Amendment, other than as amended or waived pursuant to this Amendment, no Early Termination Event or Unmatured Termination Event has occurred and is continuing.
     SECTION 3. Conditions Precedent. This Amendment shall become effective on the first Business Day (the “Effective Date”) on which (a) the Administrative Agent or its counsel has received (x) counterpart signature pages of this Amendment, executed by each of the parties hereto and (y) each of the items listed on Schedule I hereto, in each case, in form and substance satisfactory to the Administrative Agent and (b) each Managing Agent shall have received payment of all fees and expenses due and owing to it by the Borrower under the Transaction Documents on the date hereof.
     SECTION 4. Reference to and Effect on the Transaction Documents.
          (a) Upon the effectiveness of this Amendment, (i) each reference in the Credit Agreement to “this Credit Agreement”, “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Credit Agreement as amended or otherwise modified hereby, and (ii) each reference to the Credit Agreement in any other Transaction Document or any other document, instrument or agreement executed and/or delivered in connection therewith, shall mean and be a reference to the Credit Agreement as amended or otherwise modified hereby.
          (b) Except as specifically amended, terminated or otherwise modified above, the terms and conditions of the Credit Agreement, of all other Transaction Documents and any other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed.
          (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent, any Managing Agent or any Lender under the Credit Agreement or any other Transaction Document or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, in each case except as specifically set forth herein.
     SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a

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signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.
     SECTION 6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.
     SECTION 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
     SECTION 8. Fees and Expenses. The Borrower hereby confirms its agreement to pay on demand all reasonable costs and expenses of the Administrative Agent, Managing Agents or Lenders in connection with the preparation, execution and delivery of this Amendment and any of the other instruments, documents and agreements to be executed and/or delivered in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel to the Administrative Agent, Managing Agents or Lenders with respect thereto.
[Remainder of Page Deliberately Left Blank]

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the date first above written.

GLADSTONE BUSINESS LOAN, LLC
By:
Name:
Title:

GLADSTONE MANAGEMENT CORPORATION
By:
Name:
Title:

Signature Page to Amendment No. 1

KEY EQUIPMENT FINANCE INC., as Administrative Agent and a Managing Agent
By:
Name:
Title:

KEYBANK, NATIONAL ASSOCIATION, as a Lender
By:
Name:
Title:

Signature Page to Amendment No. 1

BRANCH BANK AND TRUST COMPANY, as a Lender and a Managing Agent
By:
Name:
Title:

Signature Page to Amendment No. 1

ING CAPITAL LLC, as a Lender and a Managing Agent
By:
Name:
Title:

Signature Page to Amendment No. 1

Schedule I
1.	Amended and Restated Fee Letter by and among the Borrower, the Servicer, the Managing Agents and the Administrative Agent
2.	Consent Fee Letter by and among the Borrower, the Servicer and BB&T
3.	Consent Fee Letter by and among the Borrower, the Servicer and ING
4.	Consent Fee Letter by and among the Borrower, the Servicer and KEF
5.	Reaffirmation of Performance Guaranty by the Performance Guarantor in favor of the Borrower and the Administrative Agent

Schedule I